SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                FORM 8-K



                        Commission File No.: 0-9503

                             Current Report


                             June 23, 1997
             (Date of Report - Date of Earliest Event Reported)



                        DIGITAL PRODUCTS CORPORATION

            Florida                                    59-1141879
      (State or other jurisdiction of                (IRS Employer
      Incorporation or organization)               Identification No)


                         1498 Northwest 3rd Street
                      Deerfield Beach, Florida 33442
                (Address of Principal Executive Offices)


                            (954) 296-9600
                    (Registrant's Telephone Number)


                                None
         (Former Name, Former Address and Former Fiscal Year,
                     if changed since last report)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     On April 3, 1997, the Company filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Act in the U.S. District Court for the Southern District of Florida. Since that date, the Company has continued its day-to-day business under the protection of the Bankruptcy Court as Debtor-In-Possession. The following Monthly Financial Report for Business for the month of May was filed with the Bankruptcy Court on June 23, 1997.

                       UNITED STATES BANKRUPTCY COURT
                       SOUTHERN DISTRICT OF FLORIDA
                              MIAMI DIVISION


IN RE:                                     CASE NUMBER 97-21987BKC-RBR

                                           JUDGE RAYMOND B. RAY

DIGITAL PRODUCTS CORPORATION,

                     DEBTOR.                CHAPTER 11


             DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
                             FOR THE PERIOD
                   FROM    5/1/97    TO    5/31/97



Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                                   Robert Furr
                                                   Attorney for Debtor


     Debtor's Address                              Attorney's Address
     And Phone Number:                             and Phone Number:

     1498 NW 3rd Street                            1499 W Palmetto Road
     Deerfield Beach, FL 33442                     Boca Raton, FL 33486

     954-246-9600                                  516-395-0500

                     Monthly Financial Report for Business

For the Period Beginning:     5/1/97 and Ending:     5/31/97

Name of Debtor:     Digital Products Corporation
Case Number          97-21987 BKC RBR
Date of Petition:     4/3/97

                                            Current          Cumulative
                                            Month            Petition to Date
1. Cash at Beginning of Period              90,146.47          60,846.09
2. Receipts:
     A. Cash Sales                               -                 -
           Less: Cash Refunds                    -                 -
          Net Cash Sales                         -                 -
     B. Collections on Post Petition A/R     3,499.90          52,287.90
     C. Collections on Pre Petition A/R    179,046.50         176,888.86
     D. Other Receipts                       1,733.69          29,429.08
3. TOTAL RECEIPTS                          184,280.09         358,605.84
4. TOTAL CASH AVAILABLE FOR
     OPERATIONS (Line 1 + Line 3)          274,426.56         419,451.93
5. DISBURSEMENTS
     A. U.S. Trustee Quarterly Fees             -                  -
     B. Net Payroll                         50,791.95         101,631.45
     C. Payroll Taxes Paid                  20,320.20          44,582.03
     D. Sales and Use Taxes                     -                   -
     E. Other Taxes                             -                   -
     F. Rent                                 5,000.00          10,000.00
     G. Other Leases                         2,087.52           3,229.52
     H. Telephone                           49,010.26          49,189.96
     I. Utilities                                -                  -
     J. Travel & Entertainment               6,046.64           9,080.51
     K. Vehicle Expenses                         -                  -
     L. Office Supplies                        150.15             362.80
     M. Advertising                              -              1,000.00
     N. Insurance (Attachment 7)            19,072.51          36,673.50
     O. Purchases of Fixed Assets                -                  -
     P. Purchases of Inventory              25,318.01          33,343.10
     Q. Manufacturing Supplies                   -                  -
     R. Repairs and Maintenance                238.50             238.50
     S. Payments to Secured Creditors            -                  -
     T. Other Operating Expenses            27,946.89          61,976.63
         (Attach List)
6. TOTAL CASH DISBURSEMENTS                205,982.63         351,008.00
7. ENDING CASH BALANCE
     (LINE 4 - LINE 6)                    $ 68,443.93        $ 68,443.93


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 17 day of June 1997.

                     Monthly Financial Report for Business

Period Beginning:      5/1/97 and Ending:     5/31/97

Name of Debtor:       Digital Products Corporation
Case Number:          97-21987-BKC-RBR
Date of Petition:     4/3/97

                       OTHER OPERATING EXPENSES

                                                               Current         Cumulative
                                                                Month            to Date
Tax Account     Bank Charge          Service Charges            13.55              73.57
Barnett Bank    Bank Charge          Wire Transfer Fees         75.00              75.00
Operating Acc   Bank Charge          Service Charges            30.00             143.91
                Kinko's              Copies for Tracking          -               654.67
                Postage              Next Day Mailing             -                56.75
                Subcontractors       Installers              2,729.00           8,172.14
                Corporate License Fees                            -               330.00
                Computer Programmer                          8,832.50
11,276.25
                Subcontractors          Labor                  872.95             872.95
                Freight                                      3,803.64           3,803.64
                Transfer Agent                               3,200.00           3,200.00
                Patent Renewals                              6,750.00           6,750.00
                Refund (ck Rec in Error)                     1,622.00           1,622.00
                Advance Payment     Repayment                     -            24,900.00
Payroll Acct    Bank Charge         Service Charges             18.25              45.75
                                    Total                  $27,946.89         $61,976.63


          OTHER RECEIPTS
                                                               Current         Cumulative
                                                               Month             to Date

     IL Unemployment Refund                                    701.08             701.08
     Dennis Herald                                              22.25              22.25
     AT&T Refund                                               172.98             172.98
     Various                    Misc Income                    837.88             837.88
     Genesee County             Payment in Error                 -              1,622.00
     COD                        Supplies                         -              1,173.39
     EMS                        Cash Advance                     -             24,900.00
                                                           $ 1,733.69         $29,429.08


                              ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

Name of Debtor:     Digital Products Corporation
Case Number:        97-21987 BKC RBR

Reporting Period Beginning:     5/1/97  and Ending:     5/31/97


ACCOUNTS RECEIVABLE AT PETITION DATE:            $  534,314.00

ACCOUNTS RECEIVABLE RECONCILIATION (Includes all accounts receivable, pre-petition and post-petition, including charge card sales, which have not been received):

          Beginning of Month Balance            $     461,878.40
          Plus: Current Month New Billings             37,517.20
          Less: Collections during the Month          182,546.40
          End of Month Balance                  $     316,849.20


Aging:  (Show the total amount for each age group of accounts
          Incurred since filing the petition)

0-30 days         31-60 days       61-90 days       Over 90     Total
                                                    Days
$34,047.55        25,376.51                                     $ 59,424.06


April, May and June rental and monitoring billing is currently under way.
Once completed there will be additional post petition receivables of approximately $560,000.00.


                               ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:     Digital Products Corporation
Case Number:        97-21987 BKC-RBR

Reporting Period Beginning     5/1/97   and Ending   5/31/97

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to the filing of the petition.



Date          Days
Incurred      Outstanding     Vendor                  Description                 Amount
19-Apr-97                     Peggy Conway            Travel/On site help            964.39
24-Apr-97                     Millward & Co.          Audit                          150.00 dispute
1-May-97                      Medical Claims                                       1,835.88
5-May-97                      US Satellite            Compress Amplifier             605.58
17-May-97                     United Parcel Service   364-325                      5,337.12
24-May-97                     United Parcel Service   85E-131                         17.34
31-May-97                     Dale English            Installer                       90.00
                                                      (subcontractor)
31-May-97                     Andy Saucedo            Installer                       10.00
                                                      (subcontractor)
31-May-97                     Albani Laporte          Installer                      465.00
                                                      (subcontractor)
31-May-97                     Frank Garner            Installer                      390.00
                                                      (subcontractor)
19-May-97                     Synergy Communications Web Site Development            700.00

                                                                                  10,565.31

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

     Opening Balance (total from prior report)            $ 60,530.52
     Plus: New Indebtedness Incurred This Month              9,450.92
     Less: Amount Paid on Prior Accounts Payable            59,416.13
     End of Month Balance                                   10,565.31


Secured: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)

                                             Number         Total
                                             of Post        Amount of
Secured          Date                        Petition       Post Petition
Creditor/        Payment       Payment       Payments       Payments
Lessor           Due           Amount        Delinquent     Delinquent

None


                               ATTACHMENT 3

Name of Debtor:   Digital Products Corporation
Case Number:      97-21987 BKC-RBR

Report Period Beginning          5/1/97   and Ending     5/31/97

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:              $ 148,780.63

INVENTORY RECONCILIATION:

     Inventory Balance at Beginning of Month     $  13,494.13
     Inventory Purchased during Month               25,318.01
     Inventory Used or Sold                         26,338.52
     Inventory on Hand at End of Month           $  12,473.32

METHOD OF COSTING INVENTORY:     Inventory is stated at lower of cost or
market using first-in, first-out method in determining cost, and replacement cost or net realizable value in determining market.







FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:   $   716,000
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):


FIXED ASSETS RECONCILIATION:

Fixed Assets Book Value at Beginning of Month     $ 971,404.67
     Less:     Depreciation Expense                  34,963.00
     Plus:     New Purchases                              -
     Ending Monthly Balance                       $ 936,441.67

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
REPORTING PERIOD:

                                ATTACHMENT 4

MONTHLY BANK RECONCILIATIONS

DEBTOR:         Digital Products Corporation
Case Number:    97 21987 BKC-RBR

Report Period Beginning:     5/1/97     Ending:     5/31/97

BANK:     Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006533
PURPOSE OF ACCOUNT:     Operating Account

     Beginning Balance                    $  27,174.34
     Total of Deposits Made                 244,886.42
     Total Amount of Checks Written         134,733.68
     Service Charges                             30.00
     Transfers to Other Accounts             71,004.50
     Closing Balance                       $ 66,292.58


Number of First Check Written This Period         1040
Number of Last Check Written This Period          1112

Total Number of Checks Written This Period          64

Voided Checks This Period                            9
                                      Total         73


BANK:     Barnett Bank
ACCT NAME:     DPC Monitoring Services, Inc.
ACCT NUMBER:     3871-201180
PURPOSE OF ACCOUNT:     Operating Account

     Beginning Balance                    $     853.72
     Total of Deposits Made                       0.00
     Wire Transfer Comerica Opr Acct            838.72
     Service Charges                             15.00
     Closing Balance                      $       0.00

Account Closed

BANK:     Barnett Bank
ACCT NAME:     Digital Products Corporation aka Hitek, Inc.
ACCT NUMBER:     3871-164859
PURPOSE OF ACCOUNT:     Operating Account


     Beginning Balance                    $  28,417.76
     Total of Deposits Made                       0.00
     Wire Transfer Comerica Opr Acct         28,402.76
     Service Charges                             15.00
     Closing Balance                      $       0.00

Account Closed



                              ATTACHMENT 4

MONTHLY BANK RECONCILIATIONS

DEBTOR:         Digital Products Corporation
Case Number:    97 21987 BKC-RBR

Report Period Beginning:     5/1/97     Ending:     5/31/97

BANK:     Barnett Bank
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     3890-051269
PURPOSE OF ACCOUNT:     Payroll Account

     Beginning Balance                    $ 23,696.76
     Total of Deposits Made                      0.00
     Wire Transfer Comerica Opr Acct        23,681.76
     Service Charges                            15.00
     Closing Balance                      $      0.00

Account Closed

BANK:     Barnett Bank
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     3871-248247
PURPOSE OF ACCOUNT:     Section 125S Plan

     Beginning Balance                    $  5,215.27
     Total of Deposits Made                      0.00
     Wire Transfer Comerica Opr Acct         5,200.27
     Service Charges                            15.00
     Closing Balance                      $      0.00

Account Closed

BANK:     Barnett Bank
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     3890-051251
PURPOSE OF ACCOUNT:     Employee Benefit/Medical

     Beginning Balance                   $   2,497.82
     Total of Deposits Made                      0.00
     Wire Transfer Comerica Opr Acct         2,482.82
     Service Charges                            15.00
     Closing Balance                     $       0.00

Account Closed


                                 ATTACHMENT 4

MONTHLY BANK RECONCILIATIONS

DEBTOR:         Digital Products Corporation
Case Number:    97 21987 BKC-RBR

Report Period Beginning:    5/1/97     Ending:     5/31/97

BANK:     Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006541
PURPOSE OF ACCOUNT:     Payroll Account

     Beginning Balance                        $  1,456.14
     Total of Deposits Made                     50,699.60 Wires in
     Total Amount of Checks Written             50,351.81
     Service Charges Payroll Depot                 440.14
     Service Charges                                18.25
     Transfers to Other Accounts                     0.00
     Closing Balance                           $ 1,345.54


Number of First Check Written This Period             126
Number of Last Check Written This Period              188

Total Number of Checks Written This Period             63
Plus one Manual Check                                   1
                                       Total           74

Plus     Direct Deposits                               55 Items
Void Ck #     128(Boden)                               -1
Reverse 1 Direct Deposit(Angulo)                       -1

                                       Total          117 Items


BANK:     Comerica Bank & Trust          BRANCH:     Boca Raton
ACCT NAME:     Digital Products Corporation
ACCT NUMBER:     1811006558
PURPOSE OF ACCOUNT:     Tax Account

     Beginning Balance                       $    834.66
     Total of Deposits Made                    20,304.90 Wires in
     Total Amount of Checks Written            20,320.20 Wires out
     Service Charges                               13.55
     Transfers to Other Accounts                    0.00
     Closing Balance                         $    805.81


                               ATTACHMENT 5
CHECK REGISTER
DEBTOR:         Digital Products Corporation
Case Number:    97-21987 BKC-RBR

Report Period Beginning:     5/1/97     And Ending:     5/31/97

NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:          1811006533
PURPOSE OF ACCOUNT:     Operating Account



Date          Check #       Payee                 Purpose                   Amount
5/1/97        1040          Seitlin & Co.         Dep. on Insurance         $   3,750.00

              1041          void
              1042          void
5/6/97        1043          Victor Flores         Computer Programmer             712.50
5/6/97        1044          KBS                   Rent                          5,000.00
5/6/97        1045          Express Personnel     Subcontract Labor               416.95
              1046          void
5/6/97        1047          Dadan Packaging       Shipping Supplies               122.65
5/21/97       1048          Elec. Monit Systems   Batteries
3,741.91
5/6/97        1049          Industrial Assembly   Strap Kit Assemblies          2,770.00
5/6/97        1050          Precision Dynamics    Wristlet Straps                 272.00
5/7/97        1051          American Stk Trans    Transfer Agent                1,600.00
5/7/97        1052          Pitney Bowes CC       Mail Meter Lease PMT            814.08
              1053          void
5/9/97        1054          Stor & Lock           Lease for Storage             1,142.00
5/9/97        1055          Genesee County        ret of ck rec in error        1,622.00
5/9/97        1056          Office Depot          Supplies                        111.42
5/9/97        1057          Industrial Assembly   Strap Kit Assemblies          2,770.00
5/7/97        1058          Dadan Packaging       Shipping supplies               529.00
5/12/97       1059          Poe & Brown           H/I May Stmt                  1,320.98
5/12/97       1060          Riscorp of FL         WC Insurance                  1,226.66
5/12/97       1061          Reliance Standard     LTD
                                                   Insurance                       64.71
5/12/97       1062          Victor Flores         Computer Programmer             150.00
              1063          void
              1064          void
5/12/97       1065          Andy Saucedo          Installer(subcontractor)         90.00
5/12/97       1066          Albani Laporte        Installer(subcontractor)        446.75
5/12/97       1067          Dale English          Installer(subcontractor)        210.00
5/12/97       1068          Frank Garner          Installer(subcontractor)        300.00
5/12/97       1069          Dan Farley            Installer(subcontractor)        260.00
5/12/97       1070          Renata Batteries      Batteries                     3,026.45
5/13/97       1071          LCI International     Deposit - Phones             22,000.00
5/13/97       1072          Robert Grindell       Computer Programmer           1,200.00
5/14/97       1073          Industrial Assembly   Strap Kit Assemblies          2,770.00
5/14/97       1074          Office Depot          Supplies                         38.73
5/12/97       1075          Holland & Knight      Patent Renewals               6,750.00
5/16/97       1076          American Stk Trans    Transfer Agent                  400.00
              1077          void
              1078          void
5/23/97       1079          Riscorp of VA         VA WC Insurance                  10.16
5/20/97       1080          LCI International     Long Distance Phone          22,291.80
5/23/97       1081          Victor Flores         Computer Programmer           1,200.00
5/23/97       1082          Automated Bus SYS     Computer Programmer             195.00
5/23/97       1083          American Stk Trans    Transfer Agent                1,200.00


DEBTOR:         Digital Products Corporation
Case Number:    97-21987 BKC-RBR

Report Period Beginning:     5/1/97     And Ending:     5/31/97
NAME OF BANK:     Comerica Bank & Trust
ACCOUNT NAME:     Digital Products Corporation
ACCOUNT #:          1811006533
PURPOSE OF ACCOUNT:     Operating Account


Date          Check #     Payee                Purpose                   Amount
5/23/97       1084        Dadan Packaging      Boxes/Gloves              $  566.75
5/23/97       1085        Don Clunk            Computer Programmer          100.00
5/20/97       1086        Janice Grate         Mileage                       21.70
5/23/97       1087        United Parcel Serv   Shipper 85E-131              162.45
5/19/97       1088        Renata Batteries     Batteries                  3,009.25
5/21/97       1089        United Parcel Serv   Freight                    3,641.19
5/21/97       1090        TCG                  Phone Chg/Deposit          4,718.46
5/22/97       1091        Liberty Court Travel Travel Computer Cons.      1,270.00
5/22/97       1092        Liberty Court Travel Travel Bryan Brown           635.00
5/22/97       1093        Richard Angulo       Off Sup/Tele/Entertain     1,189.31
              1094        void
5/27/97       1095        Chuck Nora           Advance for 2 month        1,388.47
                                                 car rent
5/27/97       1096        Jesus Mijares        Installer(subcontractor)      90.00
5/27/97       1097        Frank Garner         Installer(subcontractor)     315.00
5/27/97       1098        Albani Laporte       Installer(subcontractor)     507.25
5/27/97       1099        Andy Saucedo         Installer(subcontractor)      20.00
5/27/97       1100        Dale English         Installer(subcontractor)     270.00
5/27/97       1101        Dan Farley           Installer(subcontractor)     220.00
5/27/97       1102        Industrial Assembly  Strap Kit Assemblies       2,770.00
5/27/97       1103        Renata Batteries     Batteries                  2,970.00
5/27/97       1104        Chuck Nora           Computer Programmer        1,000.00
5/27/97       1105        Telogy               Lease on Test Equip.          131.44
5/27/97       1106        Victor Flores        Computer Programmer           375.00
5/28/97       1107        Seitlin & Co.        Binder Gen'l Liability     12,700.00
5/28/97       1108        Ikon Off Solutions   Roller for Fax
                                                 Machine                     238.50
5/30/97       1109        American Design      Dep Contract Services       3,900.00
5/30/97       1110        American Design      Advance Comp Services         456.00
5/30/97       1111        Audrey Loeb          Mileage                        42.16
5/30/97       1112        Richard Angulo       Travel Advance              1,500.00
                                                                        $134,733.68


                              ATTACHMENT 5
CHECK REGISTER

DEBTOR:         Digital Product Corporation
Case Number:    97-21987 BKC-RBR

Report Period Beginning:       5/1/97     and Ending:     5/31/97

NAME OF BANK:          Comerica Bank & Trust
ACCOUNT NAME:          Digital Products
ACCOUNT #:               1811005541
PURPOSE OF ACCOUNT:     Payroll Account


Date          Check #                    Payee           Purpose           Amount
5/2/97        126-137+11 direct dep      Employees       Payroll        $ 9,018.95
5/9/97        138-149+11 direct dep      Employees       Payroll          8,232.59
              1 Manual check             Richard Angulo  Payroll            925.37
5/16/97       150-161+11 direct dep      Employees       Payroll          8,775.02
5/23/97       162-173+11 direct dep      Employees       Payroll          9,279.95
5/30/97       174-188+11 direct dep      Employees       Payroll         14,540.41
              Sub Total Payroll Depot                                    50,772.29

5/2/97        void ck # 128              Derek Boden                        420.48

May           Payroll Depot Serv. Chg.                                      440.14

                                                      Grand Total        $50,791.95


                               ATTACHMENT 5
DEPOSIT REGISTER

DEBTOR:         Digital Products Corporation
Case Number:    97-21987 BKC - RBR

Report Period Beginning:    5/1/97     and Ending:     5/31/97

NAME OF BANK:           Comerica Bank & Trust
ACCOUNT NAME:           Digital Products Corporation
ACCOUNT #:              1811006558
PURPOSE OF ACCOUNT:     Tax Account

Date          Check #          Payee                 Purpose               Amount
5/2/97        wire transfer    Comerica Tax Account  payroll taxes         $ 3,510.42
5/9/97        wire transfer    Comerica Tax Account  payroll taxes           3,178.97
5/15/97       wire transfer    Comerica Tax Account  payroll taxes           3,211.78
5/22/97       wire transfer    Comerica Tax Account  payroll taxes           3,568.41
5/30/97       wire transfer    Comerica Tax Account  payroll taxes           6,835.32
                                                                           $20,304.90


                               ATTACHMENT 6a
                             Monthly Tax Report

DEBTOR:         Digital Products Corporation
Case Number:    97-21987 BKC - RBR

Reporting Period Beginning:     5/1/97     and Ending:     5/31/97

                      TAXES PAID DURING MONTH

Date        Bank               Description           Amount

5/2/97      Comerica Bank     FED WH                 $ 1,545.53
                              FICA                     1,425.04
                              MEDICARE                   333.28
                              FUTA                        23.02
                              VA WH                       28.18
                              FL SUTA                    155.37
                                                     $ 3,510.42

5/9/97      Comerica Bank     FED WH                 $ 1,349.74
                              FICA                     1,361.00
                              MEDICARE                   318.30
                              FUTA                        15.71
                              VA WH                       28.18
                              FL SUTA                    106.04
                                                     $ 3,178.97

5/16/97     Comerica Bank     FED WH                 $ 1,363.44
                              FICA                     1,367.80
                              MEDICARE                   319.90
                              FUTA                        19.07
                              VA WH                       28.18
                              FL SUTA                    128.69
                                                     $ 3,227.08

5/23/97     Comerica Bank     FED WH                 $ 1,561.29
                              FICA                     1,468.98
                              MEDICARE                   343.57
                              FUTA                        17.27
                              MI WH                       50.76
                              VA WH                       28.18
                              MI SUTA                     18.17
                              FL SUTA                     80.19
                                                     $ 3,568.41

5/30/97     Comerica Bank     FED WH                 $ 3,191.83
                              FICA                     2,432.80
                              MEDICARE                   568.95
                              FUTA                        42.70
                              VA WH                      160.68
                              MI WH                       25.38
                              NE WH                      179.44
                              MI SUTA                     18.17
                              NE SUTA                     67.31
                              FL SUTA                    148.06
                                                     $ 6,835.32

                              TOTAL                  $20,320.20

                                ATTACHMENT 6b

DEBTOR:         Digital Products Corporation
Case Number:    97-21987 BKC - RBR

                             TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal & State withholding, FICA, state sales tax, property tax, unemployment taxes and State WC. Date last tax return filed 4/27/97. Period: 1st Quarter 1997



Name of Taxing       Date Payment          Description             Amount
Authority            Due
Fed Taxes            05/02/97              Fed WH/Fica/MedCare     $ 3,303.85 Pd
Fed Taxes            05/09/97              Fed WH/Fica/MedCare       3,029.04 Pd
Fed Taxes            05/16/97              Fed WH/Fica/MedCare       3,051.14 Pd
Fed Taxes            05/23/97              Fed WH/Fica/MedCare       3,373.84 Pd
FedTaxes             05/30/97              Fed WH/Fica/MedCare       6,193.58 Pd
FUTA                 06/30/97              Fed unemployment tax        257.42
SUTA                 06/30/97              FL unemployment tax       1,561.33
VA WH                06/30/97              VA WH                       389.00
MI WH                06/30/97              MI WH                        76.14
MI SUTA              06/30/97              MI SUTA                      36.34
NE WH                06/30/97              NE WH                       179.44
NE SUTA              06/30/97              NE SUTA                      67.31


                                ATTACHMENT 7
                 SUMMARY OF PERSONNEL & INSURANCE COVERAGES

Name of Debtor:     Digital Products Corporation
Case Number:        97-21987 BKC - RBR

Report Period Beginning:     5/1/97     and Ending     5/31/97

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.


Name of Officer:          Title               Amount Paid         Travel Adv.
Richard Angulo            Pres/COO            $7,153.85          $1,500.00
Jane Gomez                Secretary            5,769.25
Michael Luther            CEO/Chairman         1,153.85
Bryan Brown               CFO/Secy             1,538.46


                                PERSONNEL REPORT

                                                        Full Time     Part Time
Number of employees at beginning of period                 18                4
Number hired during the period                              3
Number terminated during the period                                          2
Number of employees on payroll at the end of period        21                2


                           CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health & life.

Carrier            Agent & Phone #     Policy #     Coverage     Expiration    Date
                                                    Type         Date          Premium
                                                                               Due

Riscorp of FL      Alexander & Alex    12924        WC           4/1/98        6/4/97
                   305-279-7870
VA Riscorp         Dade Underwriters   40076        WC           3/1/98        6/4/97
                   954-462-1304
Reliance Stand.    Mahoney & Asso.     LTD097814    LTD          8/1/97        6/4/97
Life Insurance     954-763-7971
Poe & Brown        Mahoney & Asso.     901          Health       12/31/97      6/4/97
Benefits           954-793-7971
Gotham Ins.        Seitlin Ins.        MM014842-    Comp.        6/1/97        Paid
                   305-763-6771        LP296        Gen'l
                                                    Liability
Nat'l Union Fire   Seitlin Ins.        BE9322138    Umbrella     6/1/97        Paid
Ins Co of Pitt.    305-763-6771                     Liability
Pacific Ins. Co.   Seitlin Ins.        ZG0008872    Property     5/1/98        7/1/97
                   305-763-6771
Fidelity & Dep.    Seitlin Ins.        TBA          Crime        5/1/98        7/1/97
                   305-763-6771


                                ATTACHMENT 8

               SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD













































We anticipate filing a Plan of Reorganization and Disclosure Statement on or before June 17, 1997.


                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DIGITAL PRODUCTS CORPORATION



Dated: June 30, 1997                        BY:/S/Bryan K. Brown
                                               Bryan K. Brown,
                                               Chief Financial Officer